Exhibit 10.6

CONSENT AGREEMENT

This Consent Agreement (this "Agreement"), dated as of April 2, 2014, is made by and among VILLAGE GREEN OF ANN ARBOR ASSOCIATES, LLC, a Michigan limited liability company ("Borrower"); BLUEROCK SPECIAL OPPORTUNITY + INCOME FUND II, LLC, a Delaware limited liability company, and BLUEROCK SPECIAL OPPORTUNITY +INCOME FUND III, LLC, a Delaware limited liability company (collectively, "Transferor"); BRO ANN ARBOR LLC, a Delaware limited liability company ("Transferee"); BLUEROCK RESIDENTIAL HOLDINGS, L.P., a Delaware limited partnership, and BLUEROCK RESIDENTIAL GROWTH REIT, INC., a Maryland corporation (collectively, "Replacement Guarantor"); JONATHAN HOLTZMAN, an individual ("Remaining Guarantor"); and DEUTSCHE BANK TRUST COMPANY AMERICAS, AS TRUSTEE FOR THE REGISTERED HOLDERS OF WELLS FARGO COMMERCIAL MORTGAGE SECURITIES INC. MULTIFAMILY MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2013-K26, its successors and assigns ("Lender"), with reference to the following facts:

RECITALS

A.           Borrower is the owner of certain property located in Washtenaw County, Michigan, commonly known as 459 Village Green Blvd., Ann Arbor, MI 48105 which is more particularly described in the Security Instrument (defined below). Such real property, together with all improvements, fixtures and personal property located thereon, is collectively referred to as the "Property." Further, as used herein, the term "Property" shall mean the Property or, where applicable, such interest therein owned by the Transferor.

B.           Lender is the owner and holder of certain documents evidencing and securing a loan (the "Loan") made by KeyCorp Real Estate Capital Markets, Inc. ("Original Lender") to Borrower, including, without limitation, the following:

1.          Multifamily Loan and Security Agreement dated September 12, 2012 between Borrower and Original Lender (the "Loan Agreement");

2.          Multifamily Note dated September 12, 2012, in the original principal amount of $43,200,000, executed by Borrower, as maker, in favor of Original Lender, as payee (the "Note");

3.          Multifamily Mortgage dated as of September 12, 2012 executed by Borrower in favor of Original Lender (the "Security Instrument") and recorded September 14, 2012 as Document No. 6094261, L: 4927 P: 766 in Washtenaw County, Michigan;

4.          Guaranty dated September 12, 2012 executed by Transferor and Remaining Guarantor in favor of Original Lender (the "Guaranty"); and

5.          Assignment of Management Agreement and Subordination of Management Fees dated September 12, 2012 executed by Borrower, Original Lender and Village Green Management Company LLC (the "Assignment of Management Agreement").

1

The foregoing and all other documents and instruments evidencing and/or securing the Note which have been executed on or before the date hereof by Borrower or others in connection with or related to the Loan, including any assignments of leases and rents, other assignments, security agreements, financing statements, guaranties, indemnity agreements, cash management agreements, letters of credit, escrow agreements or escrow/holdback arrangements, together with all amendments, modifications, substitutions or replacements thereof, are sometimes herein collectively referred to as the "Original Loan Documents."

C.           Lender and KeyBank National Association, as servicer ("Servicer"), entered into a certain Pooling and Servicing Agreement pursuant to which Lender, among other things, authorized Servicer to act on Lender's behalf and as Lender's agent with respect to the subject matter hereof.

D.           Borrower has requested Lender's consent to the transfer of 97.2168% of the membership interest in BR VG Ann Arbor JV Member, LLC ("BR VG"), the co-manager of Borrower, by Transferor to Transferee (collectively, the "Transfer").

E.           Without the consent of the Lender, the Transfer would constitute a default under the Original Loan Documents. Subject to the terms and conditions of this Agreement, Lender has agreed to consent to the Transfer.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1.          CONSENT. Subject to satisfaction of all of the conditions contained herein, Lender consents to the Transfer and waives any right to declare an event of default under the Original Loan Documents based on such Transfer. This consent is strictly limited to the Transfer described in this Agreement. This Agreement shall not constitute a waiver or modification of any requirement of obtaining Lender’s consent to any future transfer of the beneficial ownership interests in Borrower, or the Property or any portion thereof or interest therein, nor shall it constitute a modification of the terms, provisions, or requirements in the Original Loan Documents in any respect except as expressly provided herein. Borrower, Remaining Guarantor and Replacement Guarantor specifically acknowledge that any subsequent transfer of any interest in Borrower or the Property in violation of the Original Loan Documents shall be a default thereunder. The Original Loan Documents are hereby ratified and, except as expressly modified in this Agreement, remain unmodified and are in full force and effect.

2

2.          ASSUMPTION AND RELEASE.

(i)          Replacement Guarantor hereby assumes and agrees to perform all of the obligations of the Guarantor under (and as defined in) the Guaranty, a copy of which Replacement Guarantor hereby acknowledges having received, and to be bound by, comply with and perform each and every covenant, condition, agreement, representation, warranty, waiver, consent, acknowledgment and obligation of the Guarantor under the Guaranty with the same force and effect as if Replacement Guarantor itself had executed and delivered the Guaranty. Replacement Guarantor shall henceforth be deemed to be a Guarantor under the Guaranty and each of the other Loan Documents, and shall be jointly and severally- liable with Remaining Guarantor for the obligations of the Guarantor thereunder. Without limiting the generality of the foregoing, Replacement Guarantor's assumption includes the assumption of all obligations, liabilities, and waivers set forth in the Guaranty. The foregoing assumption by Replacement Guarantor is absolute and unconditional.

(ii)         Transferor is hereby released from liability under the Guaranty as to acts, events or omissions occurring or obligations arising after the date of this Agreement; provided, however, such release shall not apply to acts, events or omissions which occurred prior to the date of this Agreement, whether or not the effects of or damages from such acts, events or omissions are apparent or ascertainable as of the date of this Agreement.

3.          RATIFICATION, ESTOPPEL AND RELEASE.

(a)          Borrower hereby ratifies and reaffirms (i) each grant, pledge, assignment and conveyance to Lender (as the current holder of the Note and assignee of Original Lender) of a lien on, pledge of and security interest in the Property pursuant to the terms of the Security Instrument and other Original Loan Documents, including all rights, interests and property hereafter acquired, and all products and proceeds thereof and additions and accessions thereto, and (ii) that as of the date of this Agreement, all of the material terms, representations, warranties, covenants and provisions of the Original Loan Documents remain in full force and effect, without modification, except as necessary to implement the terms and provisions of this Agreement.

(b)          Remaining Guarantor hereby ratifies and reaffirms that as of the date of this Agreement, all of the material terms, representations, warranties, covenants and provisions of the Guaranty remain in full force and effect, and· are true and correct with respect to Remaining Guarantor as "Guarantor" thereunder, without modification, except as necessary to implement the terms and provisions hereof.

(c)          The parties hereto acknowledge that as of March 31, 2014, (i) the outstanding principal amount of $43,200,000.00 was justly owing on account of the Note and interest thereon has been paid through February 28, 2014 and (ii) the balance of each of the escrow and/or reserve accounts held by Lender was:

Replacement Reserve Escrow:	$31,410.44

Repair Reserve Escrow:	$0

Insurance Escrow:	$42,271.09

Tax Escrow:	$144,285.18

3

(d)          Borrower, Transferor, Transferee, Remaining Guarantor and Replacement Guarantor (each a "Transaction Party" and collectively, the "Transaction Parties") hereby remise, release and forever discharge Lender and all of Lender's officers, directors, agents, loan servicing agents, special servicing agents, employees, attorneys, subsidiaries, affiliates, successors, assigns and any other person or entity acting for or on behalf of Lender (collectively, the "Released Lender Parties"), of and from any and all actions, causes of action, damages, demands, costs, expenses, claims, indebtedness, liabilities and obligations, and further waive any and all defenses and setoffs, whether such claims, defenses and setoffs are known or unknown, disclosed or undisclosed, whether in law or in equity, and relating, in any manner whatsoever, to this Agreement, the Loan, the Note or any of the other Original Loan Documents or the Property in connection with any matter arising prior to the date of this Agreement. Transaction Parties acknowledge that, subsequent to the execution of this Agreement, they may discover claims that are unknown or unanticipated at the time this Agreement was executed, including unknown or unanticipated claims that arose from, are based upon, or relate to, matters for which the release is given the Released Lender Parties in this subparagraph, and that, if known on the date it executed this Agreement, may have materially affected its decision to execute this Agreement. Transaction Parties acknowledge that each is assuming the risk of such unknown or unanticipated claims and agrees that this Agreement applies thereto. Transaction Parties expressly waive the benefits of any applicable statutory provision prohibiting, conditioning or restricting the release of unknown or future claims or any of the claims being released pursuant to this Agreement.

(e)          Transaction Parties acknowledge and agree that all waivers, discharges and releases herein contained are a material inducement for Lender entering into this Agreement, and constitute an essential part of the consideration bargained for and received by Lender under this Agreement.

4.          CONDITIONS. In addition to any other conditions set forth herein or required by Lender, the following are conditions precedent that must be satisfied prior to the closing of the Transfer (the "Closing"):

(a)          The execution, acknowledgment and delivery of this Agreement by all of the Transaction Parties concurrently with the Closing, and the execution, acknowledgement and delivery of all other agreements, instruments and documents required by Lender hereunder concurrently with and in connection with the Closing.

(b)          Lender's receipt and approval of all documents listed on the checklist provided by Lender to Transaction Parties.

(c)          The satisfaction of all other conditions contained in the approval letter issued by the Lender in connection with the Transfer (if any).

(d)          Lender's receipt of all of the costs and expenses as set forth in Section 7 below.

4

5.          REPRESENTATIONS AND WARRANTIES.

(a)          In addition to all representations and warranties in the Original Loan Documents, each Transaction Party represents and warrants as to itself that:

(i)          it has full power, authority, legal right and capacity to execute, deliver and perform its obligations under this Agreement and the other Original Loan Documents to which it is a party;

(ii)         the Original Loan Documents to which it is a party, including, without limitation, this Agreement, constitute valid, enforceable and binding obligations of such party;

(iii)        if an entity, it is duly organized, validly existing and in good standing under the laws of its state of organization; and

(iv)        as of the date of this Agreement, there are no counterclaims, defenses or offsets of any nature whatsoever to any of its obligations under the Original Loan Documents to which it is a party.

(b)          Borrower further represents and warrants that any funds used by Borrower in connection with the Closing of the Transfer have been contributed as capital contributions and are not secured directly or indirectly by an interest in Borrower or any other collateral that has been assigned to Lender under the Loan.

(c)          Remaining Guarantor and Replacement Guarantor each further represents and warrants, on behalf of itself only, that its financial position as of the date hereof has not significantly deteriorated from the financial position reflected on financial statements previously provided by it to Lender.

6.          FURTHER DOCUMENTS AND ASSURANCES. The Transaction Parties hereby agree to execute and deliver to Lender, and authorize the filing and/or recording by Lender of, any and all further documents and instruments reasonably required by Lender to effectuate the transaction contemplated by this Agreement, to create, perfect and/or modify the liens and security interests granted to Lender under the Original Loan Documents and/or to give effect to the terms and provisions of this Agreement, including, without limitation, appropriate UCC financing statements or amendments . Without limiting the generality of the foregoing, on or before the date of this Agreement, Lender shall be furnished with the following: (i) certified copies of all documents relating to the organization and formation of any Transaction Party as reasonably required by Lender, together with all appropriate original documentation evidencing said Transaction Party's capacity and good standing; (ii) appropriate documentation evidencing the qualification of the signers to execute this Agreement; (iii) such legal opinions as may be reasonably required by Lender; (iv) if requested title endorsements to Lender's title insurance policy or a replacement Lender's title insurance policy providing the equivalent coverage; (v) if requested evidence that all insurance required under the Loan Documents is current; (vi) if requested all documentation relating to the management of the Property and the assignment and subordination of any management agreement to Lender; and (vii) evidence of payment of all fees, costs and expenses required by Section 7 hereof. All of the foregoing shall be in form and substance satisfactory to Lender in its sole discretion.

5

7.          COSTS AND EXPENSES. Borrower hereby agrees to pay any and all out-of- pocket fees, costs and expenses, including but not limited to reasonable attorneys' fees and the premium for endorsements to Lender's title insurance policy or a replacement Lender's title insurance policy, if any, incurred by Lender in connection with the negotiation, preparation, filing and/or recording of this Agreement and all other documents and instruments executed pursuant to this Agreement and/or to create, perfect or modify the liens, security interests, assignments and/or pledges contemplated hereunder. Concurrently with the execution of this Agreement, Borrower shall pay Lender a transfer fee of 1 % of the outstanding principal balance of the Note, in addition to all other costs and expenses for which Borrower is responsible pursuant to this Section 7.

8.          NO RELIANCE. The Transaction Parties acknowledge that in consummation of this Agreement, the Transaction Parties have not relied on any representations by Lender regarding the Property, the title thereto or any other matter except as may be specifically set forth in this Agreement.

9.          MISCELLANEOUS.

(a)          This Agreement shall be binding upon the parties hereto and their respective heirs, executors, personal and legal representatives, successors and assigns.

(b)          Wherever Lender's judgment, consent or approval is required under this Agreement, or Lender shall have an option, election or right of determination under this Agreement that something is satisfactory or not ("Decision Power"), such Decision Power shall be exercised in the sole and absolute discretion of Lender unless otherwise expressly stated to be reasonably exercised.

(c)          If any term, covenant or condition of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, the validity or enforceability of the remaining provisions shall not in any way be affected.

(d)          This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any party hereto, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

(e)          The following rules of construction are applicable for the purposes of this Agreement and all documents and instruments supplemental hereto unless the context clearly requires otherwise: All references herein to numbered or lettered Sections or to numbered or lettered Schedules or Exhibits are references to the Sections hereof and the Schedules and Exhibits annexed hereto or otherwise identified in connection herewith. The terms "include," "including," and similar terms shall be construed as if followed by the phrase "without being limited to." Words of masculine, feminine or neuter gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural, and vice versa. The term "person," when used herein, means any natural person, corporation, general or limited partnership, limited liability company, association, joint venture, trust, estate, governmental authority or other legal entity, in each case whether in its own or a representative capacity. No inference in favor of or against any party hereto shall be drawn from the fact that such party has drafted any portion of this Agreement.

6

10.         GOVERNING LAW. This Agreement shall be governed by the law of the state in which that portion of the Property which constitutes real property is located ("Governing State").

11.         VENUE. THE TRANSACTION PARTIES HEREBY CONSENT TO PERSONAL JURISDICTION IN THE GOVERNING STATE. JURISDICTION AND VENUE OF ANY ACTION BROUGHT TO ENFORCE THIS AGREEMENT OR ANY OTHER ORIGINAL LOAN DOCUMENT OR ANY ACTION RELATING TO THE LOAN OR THE RELATIONSHIPS CREATED BY OR UNDER THE ORIGINAL LOAN DOCUMENTS ("ACTION") SHALL, AT THE ELECTION OF LENDER, BE IN (AND IF ANY ACTION IS ORIGINALLY BROUGHT IN ANOTHER VENUE, THE ACTION SHALL AT THE ELECTION OF LENDER BE TRANSFERRED TO) A STATE OR FEDERAL COURT OF APPROPRIATE JURISDICTION LOCATED IN THE GOVERNING STATE. THE TRANSACTION PARTIES HEREBY CONSENT AND SUBMIT TO THE PERSONAL JURISDICTION OF THE STATE COURTS OF THE GOVERNING STATE AND OF FEDERAL COURTS LOCATED IN THE GOVERNING STATE IN CONNECTION WITH ANY ACTION AND HEREBY WAIVE ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN THE GOVERNING STATE FOR PURPOSES OF ANY ACTION. The Transaction Parties hereby waive and agree not to assert, as a defense to any Action or a motion to transfer venue of any Action, (i) any claim that it is not subject to such jurisdiction; (ii) any claim that any Action may not be brought against it or is not maintainable in those courts or that this Agreement may not be enforced in or by those courts, or that it is exempt or immune from execution; (iii) that the Action is brought in an inconvenient forum; or (iv) that the venue for the Action is in any way improper.

12.         COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

13.         NO IMPAIRMENT. All of the Property described in the Security Instrument and the other Original Loan Documents shall remain in all respects subject to the lien, charge and encumbrance of the Security Instrument and the other Original Loan Documents. Nothing in this Agreement shall be deemed to or shall in any manner prejudice or impair any of the Original Loan Documents or any security granted or held by Lender for the Loan or the original priority of the Security Instrument or any of the other Original Loan Documents. This Agreement shall not be deemed to be nor shall it constitute any alteration, waiver, annulment or variation of the lien and encumbrance of the Security Instrument or any of the other Original Loan Documents or the terms and conditions of or any rights, powers or remedies under such documents, except as expressly set forth herein.

7

14.         NOTICE. Any notice required or permitted to be given under this Agreement or under any of the other Original Loan Documents must be in writing and given (a) by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested; (b) by delivering the same in person to such party; (c) by transmitting a facsimile copy to the correct facsimile phone number of the intended recipient; or (d) by depositing the same into the custody of a nationally recognized overnight delivery service addressed to the party to be notified. In the event of mailing, notices shall be deemed effective three (3) days after posting; in the event of overnight delivery, notices shall be deemed effective on the next business day following deposit with the delivery service; and in the event of personal service or facsimile transmissions, notices shall be deemed effective when delivered. For purposes of notice, the addresses of the parties shall be as follows, and the Original Loan Documents are hereby amended to include the addresses set forth below:

Borrower:		Village Green of Ann Arbor Associates, LLC
c/o Bluerock Real Estate
712 Fifth Ave, 9th Floor
New York, New York 10019
Facsimile: (646) 278-4234
	Attn:	Jordan Ruddy and
Michael L. Konig, Esq.

Jonathan Holtzman
30833 Northwestern Highway, Suite 300
Farmington Hills, Michigan 48334
With a copy of any notice
to Borrower to:		Robert G. Boyle, Jr.
Hirschler Fleischer
2100 East Cary St.
Richmond, Virginia 23218
Facsimile: (804) 644-0957

Lender:		c/o KeyBank National Association
11501 Outlook Street, Suite 300
Overland Park, Kansas 66211
Facsimile: (877) 379-1625
With a copy of any notice
to Lender to:		Daniel Flanigan, Esq.
Polsinelli PC
900 W. 48th Place, Suite 900
Kansas City, Missouri 64112
Facsimile: (816) 753-1536

Transferor:		c/o Bluerock Real Estate
712 Fifth Ave, 9th Floor
New York, New York 10019
Facsimile: (646) 278-4234
	Attn:	Jordan Ruddy and
Michael L. Konig, Esq.

8

With a copy of any notice
to Transferor to:		Robert G. Boyle, Jr.
Hirschler Fleischer
2100 East Cary St.
Richmond, Virginia 23218
Facsimile: (804) 644-0957

Transferee:		c/o Bluerock Real Estate
712 Fifth Ave, 9th Floor
New York, New York 10019
Facsimile: (646) 278-4234
	Attn:	Jordan Ruddy and
Michael L. Konig, Esq.

With a copy of any notice
to the above to:		Robert G. Boyle, Jr.
Hirschler Fleischer
2100 East Cary St.
Richmond, Virginia 23218
Facsimile: (804) 644-0957

15.         WAIVER OF TRIAL BY JURY. THE TRANSACTION PARTIES AND LENDER EACH HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT, THE SECURITY INSTRUMENT, THE NOTE OR THE OTHER ORIGINAL LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIYER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY THE TRANSACTION PARTIES AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH RIGHT TO TRIAL BY JURY WOULD OTHERWISE ACCRUE. THE TRANSACTION PARTIES AND LENDER EACH ARE HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIYER BY EACH OTHER.

16.         MODIFICATIONS TO LOAN AGREEMENT

1.   The Rider - Limited Partner of Mon-Managing Member is hereby amended by deleting the existing introductory paragraph (f) and subparagraphs (i) and (ii) and inserting:

9

(f)	Limited Partner or Non-Managing Member Transfer. A direct or indirect Transfer that results in the cumulative Transfer of more than 50% and up to 100% of the (i) membership interests in BRG Ann Arbor, LLC or (ii) limited partnership interests in Bluerock Residential Holdings L.P. ("Investor Interest") to Bluerock Residential Growth REIT, Inc. ("REIT") or any entity wholly owned and controlled by REIT ("Investor Interest Transfer"), provided that each of the following conditions is satisfied:

(i)	Borrower provides Lender with prior Notice of the proposed Investor Interest Transfer and pays to Lender the Transfer Review Fee.

(ii)	Either directly or indirectly, the REIT manages the day-to-day operations of the applicable entity."

2.          Exhibit H to Loan Agreement is hereby deleted and the Exhibit H attached to this Agreement is substituted in its place.

3.          Exhibit I to Loan Agreement is hereby amended by deleting "Bluerock Special Opportunity + Income Fund II, LLC, a Delaware limited liability company" and "Bluerock Special Opportunity + Income Fund III, LLC, a Delaware limited liability company" from both the lists of Designated Entities for Transfers and Guarantors and inserting "Bluerock Residential Growth REIT, Inc., a Maryland corporation" and "Bluerock Residential Holdings, L.P., a Delaware limited partnership" on both lists.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

10

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BORROWER:	VILLAGE GREEN OF ANN ARBOR
ASSOCIATES, LLC, a Michigan limited liability company,

	By:	JH Village Green LLC,
a Delaware limited liability company, Co-Manager

		By:	/s/ Jonathan Holtzman
Jonathan Holtzman, Sole Member

STATE OF MICHIGAN	)
) SS.
COUNTY OF OAKLAND	)

The foregoing instrument was acknowledged before me on March 24, 2014, by Jonathan Holtzman, the Sole Member on behalf of JH Village Green LLC, a Delaware limited liability company, as Co-Manager of Village Green of Ann Arbor Associates, LLC, a Michigan limited liability company, on behalf of said limited liability company.

/s/ Cheryl L. Imrick
Notary Public
Printed Name:	Cheryl L. Imrick
My Commission Expires:	11/21/2018

CHERYL L. IMRICK
NOTARY PUBLIC, STATE OF MI
COUNTY OF MACOMB
MY COMMISSION EXPIRES Nov. 21, 2016
ACTING IN COUNTY OF OAKLAND

Signature Page to Consent Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

TRANSFEROR:	BLUEROCK SPECIAL OPPORTUNITY
+ INCOME FUND II, LLC,
a Delaware limited liability company

	By:	BR SOIF II Manager, LLC, a Delaware limited liability company, Manager

		By:	/s/ Jordan Ruddy
		Name:	Jordan Ruddy
		Its:	Anthorized Signatory

STATE OF NEW YORK )
) SS.
COUNTY OF New York )

The forgoing instrument was acknowledged before me on April 1, 2014, by Jordan Ruddy, the Authorized Signatory on behalf of BR SOIF II Manager, LLC, a Delaware limited liability company, as Manager of Bluerock Special Opportunity + Income Fund II, LLC, a Delaware limited liability company, on behalf of said limited liability company.

/s/ Dale Pozzi
Notary Public
DALE POZZI
NOTARY PUBLIC-STATE OF NEW YORK	Printed Name:	Dale Pozzi
No. 01PO6275397	My Commission Expires:	Jan 28, 2017
Qualified In New York County
My Commission Expires January 28, 2017

Signature Page to Consent Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

TRANSFEROR:	BLUEROCK SPECIAL OPPORTUNITY
+ INCOME FUND III, LLC,
a Delaware limited liability company

	By:	BR SOIF III Manager, LLC,
a Delaware limited liability company, Manager

		By:	/s/ Jordan Ruddy
		Name:	Jordan Ruddy
		Its:	Anthorized Signatory

STATE OF NEW YORK )
) SS.
COUNTY OF New York )

The forgoing instrument was acknowledged before me on April 1, 2014, by Jordan Ruddy, the Authorized Signatory on behalf of BR SOIF III Manager, LLC, a Delaware limited liability company, as Manager of Bluerock Special Opportunity + Income Fund III, LLC, a Delaware limited liability company, on behalf of said limited liability company.

/s/ Dale Pozzi
Notary Public
DALE POZZI
NOTARY PUBLIC-STATE OF NEW YORK	Printed Name:	Dale Pozzi
No. 01PO6275397	My Commission Expires:	Jan 28, 2017
Qualified In New York County
My Commission Expires January 28, 2017

Signature Page to Consent Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

TRANSFEREE:	BRG ANN ARBOR, LLC,
a Delaware limited liability company

	By:	Bluerock Residential Holdings, L.P.,
a Delaware limited partnership, Sole Member

		By:	Bluerock Residential Growth REIT, Inc.,
a Maryland corporation, General Partner

			By:	/s/ Christopher J. Vohs
			Name:	Christopher J. Vohs
			Title:	CAO/Tres.

STATE OF New York	)
) ss.
COUNTY OF New York	)

This instrument was acknowledged before me Dale Pozzi on April 1, 2014, by Christopher Vohs, as CAO/Tres. of Bluerock Residential Growth REIT, Inc., a Maryland corporation, General Partner of Bluerock Residential Holdings, L.P., a Delaware limited partnership, the Sole Member of BRG ANN ARBOR, LLC, a Delaware limited liability company.

/s/ Dale Pozzi
Notary Public
DALE POZZI	Printed Name:	Dale Pozzi
NOTARY PUBLIC-STATE OF NEW YORK	My Commission Expires:	Jan 28, 2017
No. 01PO6275397
Qualified In New York County
My Commission Expires January 28, 2017

Signature Page to Consent Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

REMAINING GUARANTOR:

/s/ Jonathan Holtzman
JONATHAN HOLTZMAN

STATE OF Michigan	)
) ss.
COUNTY OF Oakland	)

This instrument was acknowledged before me on March 24, 2014, by JONATHAN HOLTZMAN.

/s/ Cheryl L. Imrick
Notary Public
Printed Name:	Cheryl L. Imrick
My Commission Expires:	11/21/2018

CHERYL L. IMRICK
NOTARY PUBLIC, STATE OF MI
COUNTY OF MACOMB
MY COMMISSION EXPIRES Nov. 21, 2016
ACTING IN COUNTY OF OAKLAND

Signature Page to Consent Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

REPLACEMENT
GUARANTOR:	BLUEROCK RESIDENTIAL HOLDINGS, L.P.,
a Delaware limited partnership

	By:	Bluerock Residential Growth REIT, Inc., a Maryland corporation, its general partner

		By:	/s/ Christopher J. Vohs
		Name:	Christopher J. Vohs
		Title:	CAO/Tres.

STATE OF New York___ )
) ss.
COUNTY OF New York )

This instrument was acknowledged before me on April 1, 2014, by Christopher Vohs as CAO/Tres. of Bluerock Residential Growth REIT, Inc., a Maryland corporation, General Partner of Bluerock Residential Holdings, L.P., a Delaware limited liability company.

/s/ Dale Pozzi
Notary Public
DALE POZZI	Printed Name:	Dale Pozzi
NOTARY PUBLIC-STATE OF NEW YORK	My Commission Expires:	Jan 28, 2017
No. 01PO6275397
Qualified In New York County
My Commission Expires January 28, 2017

Signature Page to Consent Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

REPLACEMENT GUARANTOR:	BLUEROCK RESIDENTIAL GROWTH
REIT, INC., a Maryland corporation

	By:	/s/ Christopher J. Vohs
	Name:	Christopher J. Vohs
	Title:	CAO/Tres.

STATE OF New York	)
) ss.
COUNTY OF New York	)

This instrument was acknowledged before me on April 1, 2014, by Christopher Vohs, as CAO/Tres. of Bluerock Residential Growth, Inc., a Maryland corporation.

/s/ Dale Pozzi
Notary Public
DALE POZZI	Printed Name:	Dale Pozzi
NOTARY PUBLIC-STATE OF NEW YORK	My Commission Expires:	Jan 28, 2017
No. 01PO6275397
Qualified In New York County
My Commission Expires January 28, 2017

Signature Page to Consent Agreement